UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2008

HUNTSMAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32427 (Commission File Number)	42-1648585 (IRS Employer Identification No.)

500 Huntsman Way Salt Lake City, Utah (Address of principal executive offices)	84108 (Zip Code)

Registrant’s telephone number, including area code:  (801) 584-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Today, the European Commission published on its website the fact that Hexion Specialty Chemicals, Inc. (“Hexion”) on May 8, 2008 filed a Form CO with the European Commission relating to the proposed merger of Huntsman Corporation and a subsidiary of Hexion.  Ultimate approval of the transaction remains subject to, among other things, the applicable rules and normal procedures of the European Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

Date: May 13, 2008	By:	/s/ JOHN R. HESKETT
	Name:	John R. Heskett
	Title:	Vice President, Corporate Development and
Investor Relations